UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
KeyCorp
(Exact name of registrant as specified in
charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Section 8 – Other Events
Item 8.01 Other Events
On December 20, 2007, KeyCorp issued a press release announcing that it expects to record a number of charges for the fourth quarter related to additional reserves for loan losses, separation expense, losses associated with volatility in the fixed income markets and the strategic decision to exit certain business activities.
KeyCorp also announced that its Board of Directors took action to declare and increase the 2008 first quarter regular quarterly dividend.
This press release, dated December 20, 2007, is attached as Exhibit 99.1 to this report and incorporated by reference herein. The information set forth in this Item 8.01 and the press release contained in Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s Press Release dated December 20, 2007, (solely “furnished” and not filed for purposes of Item 8.01).
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) continued disruption in the fixed income markets; (12) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (13) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: December 20, 2007	/s/ Jeffrey B. Weeden
By: Jeffrey B. Weeden

	Title:	Senior Executive Vice President and Chief Financial Officer

3